Exhibit 10.56

CONFIDENTIALEXECUTION VERSION

Certain identified information has been excluded from this exhibit because such information both (i) is not material and (ii) would likely cause competitive harm if publicly disclosed. Excluded information is indicated with brackets and asterisks [*****].

FIRST AMENDMENT TO MANUFACTURING SERVICES AGREEMENT

THIS FIRST AMENDMENT to the MANUFACTURING SERVICES AGREEMENT (“First Amendment”) is made and entered into on this 6th day of March 2023 (“First Amendment Effective Date”), by and between ACORDA THERAPEUTICS, INC. (“Acorda”), a Delaware corporation, and CATALENT MASSACHUSETTS, LLC (“Manufacturer”), a Delaware limited liability company.

RECITALS

WHEREAS, Acorda and Manufacturer entered into a Manufacturing Services Agreement having an effective date of 1 January 2023 (“Agreement”) pursuant to which Manufacturer provides manufacturing and related services to Acorda; and

WHEREAS, the Parties desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, have agreed to amend the terms of the Agreement as follows:

1.
Definitions. Capitalized terms used and not otherwise defined in this First Amendment shall have the meaning assigned to them in the Agreement.

2.
Amendments.

a.
Section 3.1(c), [Reserved], of the Agreement shall be deleted in its entirety and replaced with the following:

(c) Milestone Payment. In consideration of activities required to complete the installation of the PSD-7 equipment for operational readiness, Acorda shall pay Manufacturer a milestone payment in the total amount of two million dollars ($2,000,000), payable as set forth below. (For clarity, operational readiness is defined as equipment modifications and upgrades required to support the manufacturing of Inbrija (“Operational Readiness”)).

i.
[*****] to be invoiced as of [*****], 2023

ii [*****] to be invoiced as of [*****], 2023

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Exhibit 10.56

CONFIDENTIALEXECUTION VERSION

b. Schedule 4, Pricing and Reserved Capacity, of the Agreement shall be modified as follows. The Tier 2 Market Pricing for year 2023 for product produced on the PSD-4 shall be increased from $[*****] per Batch to $[*****] per Batch.

3.
No Other Variation. Except as expressly provided in this First Amendment, all the terms, conditions and provisions of the Agreement (including the rights, duties, liabilities and obligations of the Parties thereunder) remain in full force and effect and shall apply to the construction of this First Amendment.

4.
Entire Agreement. This First Amendment and the Agreement, including its attachments, constitute the entire agreement between the Parties relating to the subject matter hereof and thereof, and may not be varied except in writing signed by a duly authorized representative of each Party. In case of inconsistency between the terms and conditions of the Agreement and this First Amendment, this First Amendment shall prevail to the extent of such inconsistency but no further. This First Amendment shall be governed in all respects by the terms for resolution of any controversy, dispute or claim provided in the Agreement.

5.
Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. A facsimile or other reproduction of this First Amendment may be executed by the Parties and may be delivered by facsimile or similar electronic transmission device pursuant to which the signature(s) can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

IN WITNESS WHEREOF, the Parties have executed this First Amendment as of the First Amendment Effective Date above written.

CATALENT MASSACHUSETTS, LLC	ACORDA THERAPEUTICS, INC.
Signature: ___________________________	Signature: _________________________
Name: Ricky Hopson	Name: Ron Cohen
Title: President, Clinical Development and Supply, Catalent Pharma Solutions	Title: President & Chief Executive Officer
Date:	Date:

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